Subsequent events	6 Months Ended
Jun. 30, 2020
NOTE 7 - Subsequent events

The Corporation has determined there are no subsequent events except for the following:

On July 17, 2020, the Corporation filed a prospectus supplement and accompanying prospectus related to the potential issuance and sale of up to $12,000,000 of our common stock, no par value per share, from time to time through A.G.P./Alliance Global Partners as sales agent pursuant to an agreement. These sales, if any, will be made under a common stock sales agreement, dated July 17, 2020, between the Corporation and the stock sales agent, which we refer to as the sales agreement.

From such date through August 14, 2020 the Company sold 38,445 shares through A.G.P. for total proceeds of $127,975.25.

Through A.G.P. as placement agent, on August 12, 2020, the company entered into a definitive securities purchase agreement with institutional and accredited investors for the purchase and sale of 3,600,000 shares of its common stock at a purchase price of $2.50 per share in a registered direct offering for gross proceeds of $9 million before deducting placement agent fees and expenses. A.G.P. will receive a commission of 7% of the gross proceeds.  The Company has filed a supplemental prospectus relating to the sale, and the closing of the offering occurred on August 14, 2020.

The Company entered into an agreement with its CEO on July 31, 2020 to purchase a total of $500,000 company restricted stock at $2.50 per share. In connection with this agreement, from July 31, 2020 to August 4, 2020, the company completed private placements to the CEO for a total amount of $ 260,000 and 104,000 restricted shares issued.